Exhibit 10.1

Form of Subscription Agreement

Delcath Systems, Inc.

810 Seventh Avenue, 35th Fl

New York, New York 10019

Ladies and Gentlemen:

The undersigned (the “‘Investor”) hereby confirms its agreement with Delcath Systems, Inc., a Delaware corporation (the “Company”), as follows:

1. This Subscription Agreement, including the Terms and Conditions For Purchase of Securities attached hereto as Annex I, which is incorporated herein by this reference as if fully set forth herein (collectively, this “Agreement”), is made as of the date set forth below between the Company and the Investor. “Common Stock” means (i) the Company’s shares of common stock, par value $0.01 per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

2. The Company has authorized the sale and issuance to certain investors of (i) up to an aggregate of [                    ] shares of Common Stock (the “Shares”) and (ii) warrants to purchase up to an aggregate of [        ] shares of Common Stock (the “Warrants; as exercised, collectively, the “Warrant Shares”). Each Warrant will entitle the holder to purchase one (1) share of Common Stock at an exercise price of $[        ] per share of Common Stock (subject to adjustment) and is exercisable commencing six months after the Closing Date (as defined in Annex I) for a period of [    ] years from the Closing Date. The certificate representing the Warrants shall be in substantially the form of Exhibit B attached hereto (the “Warrant Certificate”; the Warrant Shares together with the Warrants and Shares are referred to herein as the “Securities”).

3. The offering and sale of the Shares and Warrants (the “Offering”) is being made pursuant to (1) the Company’s effective Registration Statement, including a base prospectus (the “Base Prospectus”), on Form S-3 (File No. 333-183675) (which, together with all amendments or supplements thereto is referred to herein as the “Registration Statement”) filed by the Company with the United States Securities and Exchange Commission (the “Commission”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the U.S. Securities Act of 1933, as amended (the “Securities Act”)), that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (each, an “Issuer Free Writing Prospectus”), and (3) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that has been or will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares and Warrants set forth below for the aggregate purchase price set forth below. The Shares and Warrants shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I. The Investor acknowledges that the Offering is not being underwritten by Roth Capital Partners, LLC (the “Placement Agent”), the placement agent for the Offering named in the Prospectus Supplement, and that there is no minimum offering amount.

5. The manner of settlement of the Shares and Warrants purchased by the Investor shall be as follows: on the Closing Date, (i) the Investors will wire the purchase price for their respective Shares and Warrants through their delivery versus payment (“DVP”) account set up at the Placement Agent as executing broker. The Placement Agent will use its Syndicate account as a facilitation account to settle Investors purchases. The Company shall deliver or cause to be delivered the Shares to the Placement Agent on behalf of the Investors, with the delivery of the Shares to be made, through the facilities of The Depository Trust Company’s DWAC system, and the delivery of the Warrants to be made by mail to the Investors to the addresses set forth on the applicable Subscription Agreement. Upon confirmation of the Shares by the Placement Agent on behalf of the Investors, the Placement Agent will instruct its clearing firm to release the wire to the Company. This will all occur during a closing call scheduled to settle the transaction.

IT IS THE INVESTOR’S RESPONSIBILITY TO MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES AND WARRANTS, THE SHARES AND WARRANTS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6. The executed Warrants shall be delivered in accordance with the terms thereof.

7. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing (as defined in Annex I), and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, twenty percent (20%) or more of the shares of Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

8. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein, and any Issuer Free Writing Prospectus (collectively, the “Disclosure Package”), prior to or in connection with the execution of this Agreement.

9. No offer by the Investor to buy the Shares and Warrants will be accepted and no part of the purchase price will be delivered to the Company until the Investor has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Disclosure Package and the Prospectus Supplement and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Disclosure Package and the Prospectus Supplement and this Agreement is accepted and countersigned by or on behalf of the Company.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Number of Shares:

Number of Warrants:
Purchase Price: $[ ]

PLEASE ALSO ENSURE THAT YOU HAVE COMPLETED IN FULL THE INVESTOR QUESTIONNAIRE ATTACHED AS EXHIBIT A TO ANNEX I HERETO.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 2013

INVESTOR

By:

Print Name:

Title:

Address:

Agreed and Accepted
this day of , 2013:

DELCATH SYSTEMS, INC.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

ANNEX 1

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2. Agreement to Sell and Purchase the Securities; Placement Agent.

2.1 At the Closing (as defined in Section 3.1). the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares and Warrants set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2 The Company proposes to enter into substantially this same form of Subscription Agreement with each investor (collectively, the “Other Investors”) and expects to complete sales of Shares and Warrants to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3 Investor acknowledges that the Company intends to pay the Placement Agent a fee (the “Placement Fee”) and certain expenses in respect of the sale of the Shares and Warrants.

2.4 The Company has entered into a Placement Agent Agreement, dated the date hereof (the “Placement Agreement”), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, except as has been or will be disclosed in the Prospectus and/or in any Current Report on Form 8-K furnished or to be furnished by the Company to the Commission. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

3. Closings and Delivery of the Shares and Warrants and Funds.

3.1 Closing. The completion of the purchase and sale of the Shares and Warrants (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent in accordance with Rule 15c6-l promulgated under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause American Stock Transfer & Trust Company, the Company’s United States transfer agent (the “Transfer Agent”), to deliver to the Placement Agent on behalf of the Investor the number of Shares set forth on the Signature Page registered in the name of such Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor one Warrant Certificate representing the right to purchase the number of Warrant Shares set forth on the Signature Page, and (c) the aggregate purchase price for the Shares and Warrants being purchased by the Investor will be delivered by or on behalf of the Investor to the Placement Agent.

3.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares and Warrants to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares and Warrants being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares and Warrants will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including, without limitation, those contained in the Placement Agreement, and to the condition that the Placement Agent shall not have: (a) terminated the Placement Agreement pursuant to the terms thereof or (b) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares and Warrants that they have agreed to purchase from the Company. The Investor understands and agrees that, in the event that the Placement Agent, in its sole discretion, determines that the conditions to closing of the Offering set forth in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by such Placement Agreement, then the Placement Agent may, but shall not be obligated to, terminate such Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3 Delivery of Funds. Delivery by Electronic Book-Entry at The Depository Trust Company. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares and Warrants being purchased by the Investor to the Placement Agent.

3.4 Delivery of Shares. Delivery by Electronic Book-Entry at The Depository Trust Company. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the Placement Agent regarding the account or accounts that are to be credited with the Shares being purchased by such Investor in order to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agent. Upon the closing of the Offering, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

4. Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agent that:

4.1 The Investor: (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Shares and Warrants, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and Warrants, (b) has answered all questions on the Investor Questionnaire for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date, and (c), in connection with its decision to purchase the number of Shares and Warrants set forth on the Signature Page, is relying only upon the Disclosure Package and the documents incorporated by reference therein.

4.2 The Investor acknowledges: (a) that no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares or Warrants, (b) there is no government or other insurance covering the Shares or Warrants and (c) there are risks associated with the purchase of the Shares and Warrants.

4.3 (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares and Warrants, or possession or distribution of offering materials in connection with the issue of the Shares and Warrants, in any jurisdiction outside the United States where action for that purpose is required, (b) the Investor will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers Shares and Warrants or has in its possession or distributes any offering material, in all cases at its own expense, and (c) the Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Shares and Warrants, except as set forth or incorporated by reference in the Prospectus.

4.4 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.5 The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Investor in connection with the purchase and sale of the Shares and Warrants constitutes legal, tax or investment advice. The

Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and Warrants. The Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop. In addition, the Company does not intend to apply for listing of the Warrants on any securities exchange. The Investor understands that without an active market, the liquidity of the Warrants will be limited.

4.6 The Investor will maintain the confidentiality of all information acquired as a result of the transactions contemplated hereby prior to the public disclosure of that information by the Company in accordance with Section 13 of this Annex.

4.7 Since the time at which the Placement Agent first contacted such Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors in connection with the Offering) and has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities). Except for the transactions contemplated by this Agreement, the Investor represents that it has not engaged, and covenants that it will not engage, in any purchases or sales of the securities of the Company (including Short Sales) beginning when the Investor was informed of this Transaction and ending when the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Shares and Warrants acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect share pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and Warrants being purchased and the payment therefor. The Placement Agent shall be a third party beneficiary with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed and (iii) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

if to the Company, to:

Delcath Systems, Inc.

810 Seventh Avenue, 35th Fl

New York, New York 10019

Attn: General Counsel

Facsimile No.: (646) 562-1124

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention: Andrea Nicolas, Esq.

Facsimile No.: (917) 777-3416

if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission) shall constitute written confirmation of the Company’s sale of Shares and Warrants to such Investor.

13. Press Release. The Company and the Investor agree that the Company shall (a) prior to the opening of the financial markets in New York City on [ ], 2013 issue a press release announcing the Offering and disclosing all material information regarding the Offering and (b) as promptly as practicable thereafter, furnish a Current Report on Form 8-K to the Commission including, but not limited to, a form of this Agreement and a form of the Warrant Certificate.

14. Termination. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.